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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 2, 2004

                          ATLAS PIPELINE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

     Delaware                       1-14998                   23-3011077
     --------                       -------                   ----------
(State of incorporation           (Commission              (I.R.S. Employer
or organization)                  File Number)            Identification No.)


               311 Rouser Road, Moon Township, Pennsylvania 15108
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (412) 262-2830


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Item 5.           Other Events.
                  ------------

         In connection with its registration statement (SEC Registration No. 333-113523), Atlas Pipeline Partners, L.P. received the auditors' consent attached hereto, which constitutes Exhibit 23.1 thereof. In connection with its public offering of up to 862,500 common units pursuant to the registration statement, Atlas Pipeline Partners, L.P. received the legal opinions attached hereto, which constitute Exhibits 5.1 and 8.1, respectively, of the registration statement, and entered into the underwriting agreement attached hereto, which constitutes Exhibit 1.1 of the registration statement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

         (c)      Exhibits

                  1.1    Underwriting Agreement dated April 7, 2004.

                  5.1 Opinion of Ledgewood Law Firm, P.C. as to the legality of the securities being registered.

                  8.1 Opinion of Ledgewood Law Firm, P.C. relating to tax matters.

                  23.1   Consent of Grant Thornton LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ATLAS PIPELINE PARTNERS, L.P.

                                            By:  Atlas Pipeline Partners GP, LLC
                                                 Its General Partner
Date: April 8, 2004
                                            By: /s/ Steven J. Kessler
                                            Chief Financial Officer